Exhibit 99.3

Investor Presentation ∙ October 2020 NYSE:PINE

2 This presentation may contain “forward-looking statements.” Forward-looking statements include statements that may be identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include general business and economic conditions, continued volatility and uncertainty in the credit markets and broader financial markets, risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters, the impact of the COVID-19 Pandemic on the Company’s business and the business of its tenants and the impact on the U.S. economy and market conditions generally, other factors affecting the Company’s business or the business of its tenants that are beyond the control of the Company or its tenants, and the factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. Any forward-looking statement made in this press release speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Terms referenced in this presentation: There can be no assurances regarding the likelihood of acquisitions occurring or the timing or final terms thereof. Annualized straight-line Base Rent (“ABR”) is calculated based on our current portfolio as of September 30, 2020. Dividends, subject to the required dividends to maintain our qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from a nationally recognized rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. Certain of the deferral agreements are pending full execution of the lease amendment; however, both parties have indicated, in writing, their agreement to the repayment terms and in some instances, the tenant has already made the payments contemplated in the agreed-to lease amendment. Contractual Base Rent (“CBR”) represents the amount owed to the Company under the current terms of its lease agreements. Use of Non-GAAP Financial Information Our reported results are presented in accordance with GAAP. We also disclose Funds From Operations (‘FFO’) and Adjusted Funds From Operations (‘AFFO’) both of which are non-GAAP financial measures. We believe these two non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, amortization of capitalized lease incentives and above- and below-market lease related intangibles, and non-cash compensation. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. FFO and AFFO may not be comparable to similarly titled measures employed by other companies. Investor Inquiries: Matthew M. Partridge Chief Financial Officer (386) 944-5643 mpartridge@alpinereit.com Disclaimer & Referenced Terms

3 Diverse and Growing Portfolio Reliable Execution During COVID-19 72% Retail and 28% Office (1) 76% of Annualized Base Rents from larger MSAs (2) Opportunity for Impactful Growth Attractive Valuation Attractive Cash Yield Trading at compelling discount to NAV Implied cap rate on NOI of 8.7% 100% of Q3 2020 Contractual Base Rents collected 100% of October 2020 Contractual Base Rents collected YTD 2020 acquisitions grew Annualized Base Rent 50% Ample liquidity for external growth Dividend Yield ≈ 6.1% (3) As of October 20, 2020 unless otherwise noted. (1) As of September 30, 2020. (2) Population > than 1 million people. (3) Based on annualized dividend, as announced October 21, 2020, as calculated based on the Company’s closing stock price on October 20, 2020. Reasons to Invest in PINE Strong Sponsorship & Management Alignment 23.5% owned by CTO Realty Growth, Inc.

4 Overview of Our Portfolio As of September 30, 2020, unless otherwise noted. Credit rated or investment grade rated tenant is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service or Fitch Ratings, as applicable. (2) Based on a percentage of the Company’s ABR. 8.6 Years 100% Occupied with Long Duration Leases 8.6 year weighted-average remaining lease term with no meaningful lease maturities until 2024 47% of Leases Have Increases Contractual Rent Growth 47% of ABR from leases that have contractual increases in base rent 41% Net Leverage Low Leverage / Attractive Cost $88.3 million drawn on our $150 million, low cost credit facility means ample liquidity for growth at attractive net investment spreads 45 assets Diversified Across Geography, Tenant & Asset Type ≈1.5 million square feet, occupied by 26 tenants in 17 industries and 17 states Largest Tenant(2): Wells Fargo Largest Market(2): Florida 82% Credit Tenants Strong Tenants 72% of ABR is from retail tenants; 28% of ABR is from office tenants 43% of ABR is from investment grade rated tenants(1) 76% Large MSA Tenants Attractive Locations 76% of ABR from tenants located in MSAs with greater than 1 million people

5 COVID-19 Collections Update PINE deferred or abated an average of 5% of Pre-COVID-19 Contractual Base Rents PINE has experienced a 100% Contractual Base Rent collection rate since the COVID-19-related deferrals and abatements were implemented As of October 20, 2020. 94% 95% 95% 98% July August September October Paid Deferred Abated 100% 100% 100% 100% July August September October Paid Deferred Abated

6 (1) At date of acquisition. (2) Rent commencement expected upon complete of certain tenant improvements. (3) Month-to-month lease. (2) 2020 Year-to-Date Acquisitions Tenant Rating Purchase Price Lease Term (1) Rent Bumps BBB $1.8 14.8 Flat (10% in Option) BBB $1.7 11.0 Flat (10% in Option) BBB $1.6 13.1 Flat (10% in Option) BBB $1.6 11.0 Flat (10% in Option) BBB $1.5 13.1 Flat (10% in Option) BBB $1.5 13.0 Flat (10% in Option) BBB $1.5 14.8 Flat (10% in Option) BBB $1.5 13.3 Flat (10% in Option) BBB $1.5 12.1 Flat (10% in Option) BBB $1.5 13.1 Flat (10% in Option) BBB $1.4 13.2 Flat (10% in Option) BBB $1.4 12.3 Flat (10% in Option) BBB $1.2 9.7 Flat (10% in Option) Total $99.3 10.8 Tenant Rating Purchase Price Lease Term(1) Rent Bumps AA $20.6 6.6 Flat N/A $12.5 10.8 Flat N/A $8.0 11.2 5% in Yr. 10 CCC+ $7.1 10.1 Flat (8% in Options) N/A $6.3 10.4 10% Every 5 yrs. B- $6.1 11.6 Flat (8% in Options) AA- $5.8 15.0 10% in Yr. 10 AA- $4.3 15.0 10% in Yr. 10 N/A $4.3 10.8 2% Annual N/A $0.3 6.8 10% Every 5 yrs. N/A $0.3 N/A(3) N/A BBB- $2.6 14.5 Flat (5% in Option) BBB $1.8 14.9 Flat (10% in Option) $ in millions

7 Investment Focus Targeted investment strategy of investing in income producing properties that exhibit strong real estate fundamentals, leased to high-quality, industry-leading tenants.

8 45 Properties in 17 States Geographically Diversified Portfolio As of October 20, 2020. 1 1 1 1 1 1 2 6 1 4 7 4 1 7 3 1 3 Number of Income Producing Properties PINE Headquarters in Daytona Beach, Florida

9 Portfolio with Strong Credit Quality No Material Leases Expiring Until 2024 (1) 47% with Contractual Rent Bumps(1) Flat Annual Other 82% Credit Rated Tenants(1) Credit Rated Investment Grade Not Rated $ in millions Any differences a result of rounding. As of October 20, 2020. (1) Based on a percentage of the Company’s ABR. $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Thereafter 22% 53% 24% 43% 39% 18%

Industry(1) General Merchandise Financial Services (2) All Other Pharmacy Convenience Store Entertainment Fitness Grocery Hospitality (2) 10 State(1) Florida Oregon All Other Oklahoma Massachusetts Texas Georgia North Carolina Michigan Arizona New York MSA(1) Portland Orlando All Other Tulsa Jacksonville Tampa Boston Atlanta Raleigh Phoenix Reno Austin Detroit Diversified Portfolio Any differences a result of rounding. As of October 20, 2020. (1) Based on a percentage of the Company’s ABR. (2) Denotes an office tenant. Home Furnishings Dollar Stores

11 Rank Market 1 Raleigh 2 Austin 3 Nashville 4 Dallas/Fort Worth 5 Charlotte 6 Tampa 7 Salt Lake City 8 DC – Northern VA 9 Boston 10 Long Island 11 Atlanta 12 San Antonio 13 Denver 14 Northern New Jersey 15 Phoenix 16 Cape Coral/Fort Myers/Naples 17 Inland Empire 18 Orange County 19 Boise 20 DC – MD Suburbs 21 Indianapolis 22 Philadelphia 23 Charleston 24 Orlando 25 Columbus 26 Greenville 27 West Palm Beach 28 Los Angeles 29 Jacksonville 30 Miami As ranked by Urban Land Institute & PWC in the ‘2021 Emerging Trends in Real Estate’ publication Alpine Property in Top 30 Real Estate Markets (percent of ABR)(1) Location of other Alpine Properties Primary Investment Focus on Top U.S. Real Estate Markets Atlanta, GA (6%) Phoenix, AZ (4%) Jacksonville, FL (5%) Portland, OR (16%) Boston, MA (6%) Raleigh, NC (4%) Charlotte, NC (1%) Orlando, FL (13%) Tampa, FL (5%) Dallas, TX (2%) Austin, TX (3%)

Portfolio Summary

Tenant		Type	MSA	Credit Rating [(1)]	Square Feet	ABR (%)	Remaining Lease Term
	Wells Fargo	Financial Services	Portland-Vancouver-Hillsboro, OR-WA	A+	212,363	16%	5.2 years
	Hilton Grand Vacations	Hospitality	Orlando-Kissimmee-Sanford, FL	BB	102,019	9%	6.2 years
	Walmart	Grocery	Detroit-Warren-Dearborn, MI	AA	214,172	7%	6.3 years
	LA Fitness	Fitness	Tampa-St. Petersburg-Clearwater, FL	CCC+	45,000	5%	11.6 years
	Hobby Lobby	General Merchandise	Tulsa, OK	N/A	84,180	4%	10.3 years
	At Home	Home Furnishings	Raleigh, NC	B-	116,334	4%	12.0 years
	Container Store	Home Furnishings	Phoenix-Mesa-Scottsdale, AZ	B-	23,329	4%	9.4 years
	Century Theater	Entertainment	Reno, NV	B+	52,474	3%	4.0 years
	Hilton Grand Vacations	Hospitality	Orlando-Kissimmee-Sanford, FL	BB	31,895	3%	6.2 years
	Alpine Valley	Entertainment	Whitewater-Elkhorn, WI	B+	N/A [(2)]	3%	12.5 years
	Hobby Lobby	General Merchandise	Winston-Salem, NC	N/A	55,000	3%	9.5 years
	Hobby Lobby	General Merchandise	Asheville, NC	N/A	55,000	3%	10.9 years
	AMC	Entertainment	Boston-Cambridge-Newton, MA-NH	CCC+	39,474	3%	12.5 years
	Dick's Sporting Goods	Sporting Goods	Atlanta-Sandy Springs-Roswell, GA	N/A	46,315	2%	3.3 years
	JOANN Fabrics	General Merchandise	Boston-Cambridge-Newton, MA-NH	CCC	22,500	2%	8.3 years
	Conn's	Consumer Electronics	Dallas-Fort Worth-Arlington, TX	B-	37,957	2%	10.9 years
	Old Time Pottery	Home Furnishings	Jacksonville, FL	N/A	84,180	2%	9.8 years
	7-Eleven	Convenience Stores	Austin-Round Rock, TX	AA-	6,400	2%	14.5 years
	Walgreens	Pharmacy	Birmingham-Hoover, AL	BBB	14,516	2%	8.5 years
	Walgreens	Pharmacy	Atlanta-Sandy Springs-Roswell, GA	BBB	15,120	2%	5.1 years

As of September 30, 2020, unless otherwise noted.

(1) Credit rated or investment grade rated tenant is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service or Fitch Ratings, as applicable.

(2) The Alpine Valley Music Theatre, leased to Live Nation Entertainment, Inc., consists of a 7,500-seat pavilion, outdoor amphitheater with a capacity for 37,000, and over 150 acres of green space.

ALPINE Q3 2020 Investor Presentation

12

Portfolio Summary

Tenant		Type	MSA	Credit Rating [1]	Square Feet	ABR (%)	Remaining Lease Term
	Best Buy	Consumer Electronics	Atlanta-Sandy Springs-Roswell, GA	BBB	30,038	2%	5.5 years
	Cross America (BP)	Convenience Stores	Cincinnati, OH-KY-IN	N/A	2,578	2%	10.2 years
	7-Eleven	Convenience Stores	Austin-Round Rock, TX	AA-	7,726	1%	14.8 years
	Walgreens	Pharmacy	Albany, GA	BBB	14,770	1%	12.3 years
	Outback Steakhouse	Casual Dining	Charlotte-Concord-Gastonia, NC-SC	B+	6,297	1%	11.0 years
	Scrubbles (Goo-Goo)	Car Wash	Jacksonville, FL	N/A	4,512	1%	17.1 years
	Cheddar's	Casual Dining	Jacksonville, FL	BBB-	8,146	1%	7.0 years
	Family Dollar	Dollar Stores	Boston-Cambridge-Newton, MA-NH	BBB-	9,228	1%	3.5 years
	Advance Auto Parts	Auto Parts	Baltimore-Columbia-Towson, MD	BBB-	6,876	1%	14.4 years
	Dollar General	Dollar Stores	Plattsburgh, NY	BBB	9,277	1%	11.0 years
	Dollar General	Dollar Stores	Houston-The Woodlands-Sugar Land, TX	BBB	9,138	1%	14.8 years
	Dollar General	Dollar Stores	Ogdensburg-Massena, NY	BBB	9,167	1%	10.9 years
	Dollar General	Dollar Stores	Bangor, ME	BBB	9,128	1%	13.1 years
	Dollar General	Dollar Stores	Buffalo-Cheektowaga-Niagara Falls, NY	BBB	9,199	1%	12.9 years
	Dollar General	Dollar Stores	Somerset County, ME	BBB	9,345	1%	13.1 years
	Dollar General	Dollar Stores	Lewis County, NY	BBB	9,309	1%	13.3 years
	Dollar General	Dollar Stores	Ogdensburg-Massena, NY	BBB	9,342	1%	12.1 years
	Dollar General	Dollar Stores	Binghamton, NY	BBB	9,275	1%	13.2 years
	Dollar General	Dollar Stores	Aroostook County, ME	BBB	9,167	1%	13.1 years
	Freddy's Frozen Custard	QSR	Jacksonville, FL	N/A	3,200	< 1%	6.2 years

As of September 30, 2020, unless otherwise noted.

(1) Credit rated or investment grade rated tenant is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service or Fitch Ratings, as applicable.

ALPINE Q3 2020 Investor Presentation 13

14 Portfolio Summary As of September 30, 2020, unless otherwise noted. (1) Credit rated or investment grade rated tenant is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service or Fitch Ratings, as applicable. Tenant Type MSA Credit Rating Square Feet ABR (%) Remaining Lease Term Dollar General Dollar Stores Ogdensburg-Massena, NY BBB 9,219 < 1% 12.3 years Dollar General Dollar Stores College Station-Bryan, TX BBB 9,252 < 1% 14.8 years Dollar General Dollar Stores Cincinnati, OH-KY-IN BBB 9,290 < 1% 9.7 years Long John Silvers QSR Tulsa, OK N/A 3,000 < 1% Month-to-Month Dollar General Dollar Stores Odessa, TX BBB 9,127 < 1% 14.8 years Total / Weighted-Average 1,483,834 100% 8.6 Years (1)

2021E FFO Multiple(1) Dividend Yield (1) Top Tenants(2) 10.5x 6.1% A+ BB Not Rated BBB AA 15.0x 5.0% Not Rated Not Rated CCC+ CCC+ BBB 19.0x 3.7% AA BBB- BBB BBB A 14.2x 5.4% Not Rated Not Rated Not Rated Not Rated B- 12.2x 6.2% AA- CCC+ B- CCC+ Not Rated 10.7x 4.7% CCC+ BBB- BBB BBB BBB 16.9x 4.8% BBB AA- BBB BBB BBB- Comparison with our Peers (1) 15 (1) Per Capital IQ as of October 19, 2020. (2) Top tenant info as of most recent published information by each company as of October 18, 2020. (3) Based on annualized dividend, as announced October 21, 2020, as calculated based on the Company’s closing stock price on October 20, 2020. Peer Comparison 15 (3)

16 Balance Sheet and Liquidity Debt Maturities ($ in millions) Valuation: Equity Market Capitalization(1): $125.4 million Cash(1): $1.9 million Debt(1): $88.3 million Enterprise Value: $211.8 million Net Leverage: 41% Implied Cap Rate: 8.7% The Company’s credit facility has a 1-year extension option to extend the maturity to November 2024 Balance Sheet Highlights: Including extension options, PINE has no debt maturities until November 2024 PINE’s weighted-average interest rate on its outstanding debt was approximately 1.69% Recently increased the credit facility by $50 million to $150 million with the addition of two new banking relationships As of October 20, 2020, unless otherwise noted. (1) As of September 30, 2020. $50.0 $50.0 $38.3 $38.3 $61.7 $61.7 2020 2021 2022 2023 2024 Fixed Floating Total Commitments

17 2020 Guidance Actual YTD Q3 2020 Increased FY 2020 Guidance Net Income per Diluted Share Attributable to PINE $0.09 $0.12 - $0.17 Acquisition of Income Producing Assets $99.3 million $110.0 million Target Investment Yield (Initial Yield – Unlevered)(1) 6.89% 6.50% - 7.00% Disposition of Income Producing Assets $5.1 million $5.1 million FFO per Diluted Share $0.86 $1.20 - $1.25 AFFO per Diluted Share $0.69 $1.00 - $1.05 (1) Targeted range reflects the range of anticipated cap rates on a weighted average basis, as such individual income property acquisitions may be completed at an initial investment yield above or below this range.

18 PINE Snapshot 2020 Operational Highlights: Acquired $99.3 million of income producing properties at 6.89% going in yield Sold one property for $5.1 million at a 5.75% exit yield on in-place net operating income Collected 100% of Contractual Base Rents in Q3 2020 and October 2020 Increased dividend by 5% to $0.21 in Q4 2020 Increased existing credit facility by $50 million to $150 million to support increased acquisition activity Portfolio Summary: Number of Properties: 45 properties Total Square Feet: 1.5 million Weighted-Average Remaining Lease Term: 8.6 years Asset Mix: 72% Retail / 28% Office % of ABR from Credit Rated Tenants: 82% % of ABR Subject to Rent Escalations: 47% Top 5 Tenants: Wells Fargo Hilton Grand Vacations Hobby Lobby Dollar General Walmart As of October 20, 2020, unless otherwise noted (1) Includes approximately 1.224 million OP Units owned by CTO which are convertible into PINE shares on a 1-for-1 basis (2) Based on annualized dividend, as announced October 21, 2020, as calculated based on the Company’s closing stock price on October 20, 2020. (3) As of September 30, 2020 Alpine Income Property Trust at a Glance: Stock: Ticker Symbol: “PINE” on the NYSE 52-Week High/Low: $19.84 / $7.74 Closing Price Per Share: $14.44 Total Shares Outstanding(1): 8.7 million Dividend: Annualized Dividend Per Share(2): $0.88 Monthly Dividend Per Share(2): $0.07 Annualized Dividend Yield(2): 6.1% Valuation & Balance Sheet: Equity Market Capitalization: $125.4 million Cash(3): $1.9 million Debt(3): $88.3 million Enterprise Value: $211.8 million Net Leverage: 41% Portfolio & Earnings: Run Rate Portfolio NOI(3): $18.5 million Implied Cap Rate: 8.7% Q3 2020 FFO Per Share: $0.35 Q3 2020 AFFO Per Share: $0.34

(NYSE:PINE)